Exhibit 99.1

Volume 2, Issue 4 Highwater Ethanol, LLC Did You Know? Ethanol Clean Air Facts: Ethanol blends are likely to reduce carbon monoxide emissions in vehicles by between 10% - 30%, depending upon the combustion technology. (U.S. EPA) The American Lung Association of Metropolitan Chicago credits ethanol-blended fuel with reducing smogforming emissions by 25% since 1990. In 2004, ethanol use in the U.S. reduced CO2 equivalent green house gas emissions by approximately 7 million tons, equal to removing the emissions of more than 1 million cars from the road. (Argonne National Lab) Notice of Elections for Highwater Ethanol, LLC December 2009 Contact Information: 24500 US HWY 14 PO Box 96 Lamberton, MN 56152 Phone: 507.752.6160 Toll Free: 888.667.3385 Fax: 507.752.6162 E-mail: info@highwaterethanol.com Check for updates and future newsletters on our website: www.highwaterethanol.com Investor Update Highwater Ethanol, LLC (the “Company”) is currently managed by a Board of Governors consisting of fourteen Governors (the “Initial Governors”). Pursuant to the Amended and Restated Member Control Agreement (the “Operating Agreement”) the Initial Governors serve until the first annual meeting of the Members following the date on which the company commences substantial operations. As the Company became operational in August 2009, the term of the Initial Governors will conclude at the 2010 Annual Meeting, and a new Board of Governors will be elected. The Member Control Agreement/Operating Agreement sets the number of Governors to be elected at the 2010 Annual Meeting at nine Governors. However, the initial Governors have decided to propose an amendment to the Operating Agreement which if approved would set the number of Governors at twelve (the “Elected Governors”). Additionally, the Operating Agreement requires Elected Governors to serve staggered terms of three years. In order to accomplish the staggered tiers, the Initial Governors will vote to identify the Governor positions to be elected and classify each Governor position as Group I, Group II or Group III. Group I Elected Governors will be elected for an initial term of one year, Group II Elected Governors will serve an initial term of two years, and Group III Governors will serve an initial term of three years. Each group will be eligible to serve terms of three years following each group’s respective initial term, if re-elected. Nominees to be Elected Governors must be named by the Initial Governors, a Nominating Committee established by the Initial Governors or through nomination by a Member. Pursuant to the Operating Agreement, any Member wishing to make a nomination for Governor must do so by written notice either by personal delivery or by US mail, postage prepaid, to the Highwater Ethanol Nominating Committee. This notice must be delivered to the Company no later than January 12, 2010 and no earlier than November 28, 2009. The Company’s website will set forth the necessary information to be included in the notice to nominate a Governor. If any Member has additional questions regarding the Governor nomination or election processes, please do not hesitate to contact the Company. Photo courtesy of Russ Derickson

PAGE 2 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 4 A holiday greeting to one and to all. Hope your holidays were filled with family and friends and .........food! With that being said I would like to share this poem... THE MONTH AFTER CHRISTMAS Twas the month after Christmas, and all through the house, Nothing would fit me, not even a blouse. The cookies I'd nibbled, the eggnog I'd tasted at the holiday parties had gone to my waist. When I got on the scales, there arose such a number! When I walked to the store (less a walk than a lumber). I'd remember the marvelous meals I'd prepared; The gravies and sauces and beef nicely rared, The wine and the rum balls, the bread and the cheese And the way I'd never said, "No thank you, please." As I dressed myself in my husband's old shirt And prepared once again to do battle with dirt--- I said to myself, as I only can "You can't spend a winter disguised as a man!" So--away with the last of the sour cream dip, Get rid of the fruit cake, every cracker and chip Every last bit of food that I like must be banished "Till all the additional ounces have vanished. I won't have a cookie--not even a lick. I'll want only to chew on a long celery stick. I won't have hot biscuits, or corn bread, or pie, I'll munch on a carrot and quietly cry. I'm hungry, I'm lonesome, and life is a bore--- But isn't that what January is for? Unable to giggle, no longer a riot. Happy New Year to all and to all a good diet! -Author Unknown At Highwater we are looking forward to 2010 and our first full year of production. We wish all of you a blessed and successful new year! Sincerely, David Moldan, Chairman From the Board Chair...

PAGE 3 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 4 Highwater Ethanol Highlights from your CEO/GM Greetings from Highwater Ethanol, LLC, Lamberton, MN!! As I write this for our December 2009 newsletter we have completed our fourth month of operations at Highwater Ethanol, LLC. I believe, as our investors owners, you have a great facility. Through the month of November 2009, we have used approximately 5.49 million bushels of corn while producing approximately 15 million gallons of denatured ethanol. We have also produced approximately 38,500 tons of DDGS. In my opinion, all numbers are hitting our projections. It is my belief the first four months have been a nice start up for Highwater Ethanol, LLC with only three days of shut down, which is remarkably low for a facility. This can be attributed to our Plant Manger and the rest of the employees we have at Highwater Ethanol, LLC. Employees a JOB WELL DONE! The first four months of operations has allowed Highwater Ethanol, LLC to show a profit, we have been able to pay off our current operating loan which was needed for startup. Currently the ethanol industry is showing a profit which we believe will stay with us through the first half of 2010. As I have stated in prior newsletters the ethanol industry is a maturing industry and will continue to have its growing pains. We at Highwater Ethanol, LLC are doing our best for you to ensure that we are ready for the future whatever it brings. My thoughts on the proposed E15 mandate blend, is that we expect it will occur sometime in mid 2010. As most of you know the EPA continues to review data prior to making this decision. All news articles I have read point to this direction. Your support of the ethanol industry is vital as we move forward, so yes, contacting your State and Federal legislators is important in supporting renewable energy. Our Mission Statement: To successfully build and operate a ethanol facility, which will be profitable to our investor owners, while contributing to the economic growth in the region. How have we done with this mission statement to date? We believe successfully building an ethanol facility, accomplished. Many of you were able to join us for the open house on September 11, 2009 and were able to see the operating facility; I hope that you are happy with the facility. I know we are!! Profitable to our Investor owner? Our first four months have been positive, we expect to continue to work on our long term debt to assure our investor owners can have the opportunity that everyone is looking and waiting for. Moving Forward! Contributing to the economic growth of the region, accomplished, I believe the impact of new jobs, and supporting our regional businesses, along with purchasing corn in this area has added to the economic growth in this region. We expect to continue to monitor and work towards the common goal to make our facility the BEST that we can. Our management team in place consist of Mark Peterson, CFO, Mark Palmer, Plant Manager, Tom Streifel, Risk/ Commodity Manager, Matt Lenning, Operations Manager, Dan Thompson, Maintenance Manager, Lisa Landkammer, Lab Manager, and Dan Dahl, Environmental, Health & Safety Coordinator. The majority of our management team comes with excellent experience in the ethanol industry. I believe we have positioned our team to be successful in the ethanol industry. Continued on Page 4

PAGE 4 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 4 Highwater Ethanol, LLC since entering operations of the facility, in August 2009, will be holding elections for the Board of Governors in February 2010 at the annual meeting which is scheduled for February 26, 2010. Information for applying for the Board of Governors is found on our web site and is available by contacting the Highwater Ethanol, LLC office at 507-752-6160. We currently have 14 Governors; our Operating Agreement says members shall elect nine Governors to serve on the Board of Governors. At the Board of Governors meeting in November 2009 the Highwater Ethanol Board of Governors approved placing on the ballot, to be voted on at the annual meeting, an amendment to the Operating Agreement increasing the number of Governors to twelve. You, the investor owners, will have the opportunity to vote on this either by proxy or at the annual meeting. In my opinion, Highwater Ethanol, LLC, to date, has been blessed with a great Board of Governors. I believe that working with the original 13 member board and now a 14 member board has served Highwater Ethanol well. It helps create a good mix of Governors with different work experience and life lessons. In closing, I can tell you that I believe things are progressing well. I feel we are on target and have had a nice start to operations. Please mark your calendar for the Highwater Ethanol, LLC Annual Meeting on February 26, 2010 starting at 9:30 a.m. See you then!! We will take care of the present as we focus on the FUTURE! Brian Kletscher CEO/GM Highwater Ethanol, LLC Save the Date! Highwater Ethanol, LLC Annual Meeting Friday, February 26, 2010. More details to come. Scenes from One Year Ago Continued from Page 3 12/15/2008—NE corner of Water Treatment Bldg 12/18/2008—Setting the Thermal Oxidizer Stack 12/18/2008—Energy Center awaiting boiler delivery by rail

The Financial Side of Things This newsletter contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described in our filings with the Securities and Exchange Commission (“SEC”). Changes in our business strategy, capital improvements or development plans; Changes in plant production capacity or technical difficulties in operating the plant; Changes in the environmental regulations that apply to our plant site and operations; Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries; Changes in the availability and price of natural gas and corn, and the market for ethanol and distillers grains; Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives); Overcapacity within the ethanol industry; Changes and advances in ethanol production technology; Competition in the ethanol industry and from alternative fuel additives; Lack of transport, storage and blending infrastructure preventing ethanol from reaching high demand markets; Volatile commodity and financial markets; and the results of our hedging transactions and other risk management strategies. Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this communication. We are not under any duty to update the forward-looking statements contained in this newsletter. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this communication. You should read this newsletter with the understanding that our actual results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements. Happy Holidays to everyone. The end of the year is the signal for many things besides the Thanksgiving and Christmas holidays. It is also the end of the tax year for many of our investors. We are in the process of preparing and providing a tax letter with projected information to assist you in your 2009 tax planning. It will be mailed to your address we have on file and will also be available on our website. I wanted to explain to everyone that Highwater Ethanol’s fiscal and tax year ends are different. The fiscal year end is October 31 and the tax year end is December 31, so if you compare your K1 information to the SEC filing information there will always be reconciling items for November and December of the prior and current year. Speaking of K1s, we are projecting to have them completed by late January or early February. I have had a few calls about why the most recent filing has not been filed yet. Just a reminder to all our readers about our SEC reporting deadlines, the January, April and July SEC reports are quarterly reports. They need to be filed 45 days after the respective period end. These reports are referred to as “Q”s. The annual report called a “K” and is due 90 days after the October 31 year end. This report which is our most recent will be filed on or about January 29, 2010. May 2010 be a prosperous and happy year for you and your family. Sincerely, Mark Peterson, CFO PAGE 5 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 4

Commodity Talk with Tom Streifel This fall witnessed an incredibly slow harvest, one many producers would just as soon forget. By next spring, the woes from this fall should be replaced by renewed enthusiasm as farmers look forward to another bountiful year. End users such as Highwater Ethanol will also have high hopes for another big corn crop as the bio fuels industry has helped elevate the US demand base to the point were we need consistent growth in area planted and yields. One of the missions of the ethanol industry years ago was to create a new demand base to absorb the ever increasing yields / production. I feel the industry has been successful in achieving most of its initial goals; increased rural economic development, increased US agriculture revenues and lessen the dependence on imported oil. Highwater Ethanol is just one of the couple hundred plus ethanol plants with 37 employees. US agriculture based revenues are approximately double what they were at the beginning of this decade. The US ethanol industry is currently producing approximately 11.2 billion gallons of ethanol per year or approximately 8.5% of the US gasoline supply. The US corn production from the combined years 2000, 2001 and 2002 was approximately 28.4 billion bushels versus approximately 38.1 billion bushels in 2007, 2008 and 2009 or about a 34% increase over a short period of time. The average futures price in 2000-2002 was at $2.25 versus the average futures price in 2007- 2009 which was $4.15 (an 84% increase). Ending stocks during both periods was virtually the same at roughly 1.6 billion bushels. It is in my belief the corn producer has moved from seeing their revenues and livelihood dependent on Uncle Sam’s multi– billion per year counter-cyclical and loan deficiency payments to one of deriving their income off the free markets. This has been a mission for the US corn producer for the 30 years I have been associated with grain marketing. As I had written in a prior newsletter, the US ethanol industry has likely seen its golden days and consequence era of negative returns pass. In my opinion the industry is now settling into a more defined role with annual corn production getting into balance of what is needed as well as demand for ethanol growing to absorb production capabilities. The markets will remain volatile, but likely not to the extent witnessed in 2007-2008. The belief is that plants with efficiencies, i.e. located in the right place and with current technologies should achieve reasonable margins. Highwater Ethanol will continue to strive to achieve the last of our mission statement, which is to offer a respectable return to our investors. All of Highwater Ethanol’s distillers will be sold through CHS, out of Minneapolis, Minnesota. Potential customers interested in using our product should call CHS directly at 1-800-769-1066 to establish an account or get price quotes and/or delivery Distillers Grains Inquiries PAGE 6 HIGHWATER ETHANOL, LLC VOLUME 2, ISSUE 4